Exhibit 10.31
EMS Technologies, Inc.
2007 Stock Incentive Plan
Restricted Stock Award
Restriction Agreement
With
Gary B. Shell
May 2, 2008
Dear Gary:
The EMS 2007 Stock Incentive Plan (the “Plan”) is intended as an incentive to achieve the objectives of EMS Technologies, Inc. (the “Company”), through employee participation in the Company’s success and growth. The Plan provides an opportunity for eligible employees to acquire or increase their proprietary interest in the Company, and, as to officers, is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee has granted you an award of Restricted Stock (as defined in the Plan) effective the date hereof, and has authorized me to prepare and enter into this Restriction Agreement with you.
In consideration of the mutual covenants herein contained, and for other good and valuable consideration, the Company and you as an employee of the Company do hereby agree as follows:
1. Grant of Shares. Pursuant to action of the Committee, the Company has granted to you 3,000 shares of Restricted Stock (the “Shares”). This award is in all respects made subject to the terms and conditions of the Plan, a copy of which has been provided to you. By signing and returning a copy of this Agreement to the Company, you agree to all of the terms and conditions of the Plan for yourself, any designated beneficiary and your heirs, executors, administrators or personal representatives. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control.
As soon as practicable following your execution of this Agreement, a certificate or certificates representing the Shares, and bearing the legend described below in Section 6, will be issued in your name. Upon issuance of the certificates representing the Shares, you shall have all rights of a stockholder with respect to the Shares, including the right to vote and, subject to Section 10 of this Agreement, to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that the Shares (and any securities of the Company which may be issued with respect to the Shares by virtue of any dividend reinvestment, stock split, combination, stock dividend or recapitalization, which securities shall be deemed to be “Shares” hereunder) shall be subject to the terms and all of the restrictions set forth in this Agreement.
2. Restriction. Until this restriction (the “Restriction”) has lapsed pursuant to Section 3 or 4 below, you may not sell, exchange, assign, transfer, pledge or otherwise dispose of the Shares, and the Shares shall be subject to forfeiture as set forth in Section 5 below.

3. Lapse of Restriction by Passage of Time. The Restriction shall lapse and have no further force or effect, as to 1,000 of the Shares, on and after November 3, 2008, and as to 2,000 of the Shares, in tranches of 500 Shares each, on and after each of the first, second, third and fourth anniversaries of the date of this Agreement.
4. Lapse of Restriction by Death or Disability. The Restriction shall lapse, and shall have no further force or effect, upon your death or disability (as defined in the Plan), but not earlier than November 3, 2008. You may provide to the Company a written designation in a form approved by counsel for the Company naming a person or persons who shall receive the Shares in the event of your death. If there is no such designation in effect at the time of your death, the Shares shall be delivered to and become an asset of your estate.
5. Forfeiture of Shares. Except as may otherwise hereafter be determined by the Committee, in the event of termination of your employment with the Company due to your voluntary resignation or involuntary discharge prior to lapse of the Restriction under Section 3 or 4, or in the event you provide services to a competitor of the Company or any Subsidiary of the nature described in Section 9.2 of the Plan prior to such lapse (whether or not known to the Company at that time), you shall immediately forfeit all right, title and interest to the Shares, regardless of whether unrestricted certificates evidencing the Shares shall have theretofore been delivered to you, and such Shares shall be cancelled or transferred to the Company by you, without consideration to you or your executor, administrator, personal representative or heirs.
6. Endorsement and Retention of Certificates. Any certificates representing the Shares shall be endorsed on the reverse thereof with the following legend:
“The shares of stock represented by this certificate and the sale, transfer or other disposition of such shares are restricted by and subject to a Restriction Agreement dated May 2, 2008, between the registered holder and the Company, a copy of which is on file with the Secretary of the Company.”
The Shares, whether in certificated or uncertificated form, shall be held by the Company until the restrictions thereon shall have lapsed. As a condition to this award, you shall execute and deliver to the Company a stock power in the form attached hereto, endorsed in blank, relating to the Shares, as set forth in the Plan.
Upon lapse of the Restriction pursuant to Section 3 or 4 of this Agreement without a prior forfeiture of the Shares, a certificate or certificates for an appropriate number of unrestricted Shares shall be delivered to you, and any certificate with the legend indicated above shall be cancelled, or at the Company’s election the Shares shall be issued and recorded in uncertificated form free of the Restriction.
7. Withholding Taxes. You hereby authorize the Company to withhold, at the time of lapse of the Restriction on the Shares pursuant to Section 3 or 4 above, or at such earlier date as the award of the Shares shall become taxable to you, from compensation otherwise owing to you, an amount equal to any taxes required to be withheld by federal, state or local law with respect to income resulting from such lapse or other taxable event. In the event the compensation otherwise due to you at that time is for any reason insufficient to provide for such payment, you agree that, as a condition to issuance of Shares in a form free of the Restriction, you will deliver to the Company a cashier’s check, or personal check satisfactory to the Company, in an amount equal to such withholding taxes or any balance thereof.
Notwithstanding the foregoing, at your election the foregoing withholding taxes may be paid by you by authorizing the Company to withhold and cancel a portion of the Shares otherwise deliverable to you, in that number of shares having a Fair Market Value (as defined in the Plan) on the date that taxable income is recognized equal to the amount of such taxes thereby being paid. Such election shall be made on or before such date, shall be irrevocable, and shall be submitted in writing to the Treasurer of the Company or other person designated by the Company as being responsible for administering awards of Restricted Stock.
8. No Rights to Continued Employment. Nothing herein confers on you any right to continue in the employ of the Company or of any parent or subsidiary of the Company.
9. Succession. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns, and you and your executor, administrator, personal representative and heirs.
10. Dividends. Any cash dividends which may become payable on the Shares shall be held by the Company for your account until the Restriction lapses. In such event the Company shall pay interest on the amount so held as determined by the Committee, and the accumulated amount of such dividends and interest shall be paid to you upon the lapse of the Restriction. Any such cash shall be governed by the Restriction, the Restriction with respect to any such cash shall lapse as provided in Sections 3 and 4 of this Agreement, and any such cash shall be forfeited pursuant to Section 5 to the extent that the Shares on which such dividends were paid shall be so forfeited.
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This Agreement has been prepared in duplicate. Please indicate your acceptance by signing in the space provided below, and return an original for the Company’s records.
IN WITNESS WHEREOF, the Company, acting through the Committee, has caused this Agreement to be duly executed and you have hereunto set your hand and seal, all as of the day and year first written above.

EMS TECHNOLOGIES, INC.
By:
Paul B. Domorski
President and Chief Executive Officer

Accepted and Agreed:

Gary B. Shell

STOCK TRANSFER POWER
The undersigned,                                                             , hereby sells, assigns and transfers unto                                                             , and hereby irrevocably constitutes and appoints EMS Technologies, Inc. as his or her true and lawful attorney-in-fact, with full power of substitution, to transfer on the stock records of EMS Technologies, Inc., all right, title and interest of the undersigned in and to,                                         shares of the Common Stock of EMS Technologies, Inc. evidenced by certificate number                                          , dated                                         , 2008.

, 2008
Signature

Gary B. Shell
Printed Name

Witness:

10.31(b)
EMS Technologies, Inc.
2000 Stock Incentive Plan
Terms of Restricted Stock
Form 5/02/08
The EMS 2000 Stock Incentive Plan (the “Plan”) is intended as an incentive to achieve the objectives of EMS Technologies, Inc. (the “Company”), through employee participation in the Company’s success and growth. The Plan provides an opportunity for eligible employees to acquire or increase their proprietary interest in the Company, and is administered by the Stock Incentive Committee of the Board of Directors (the “Committee”).
This Terms of Restricted Stock sets forth certain terms of, and is included as part of, each Restricted Stock Agreement (the “Agreement”) that specifically refers to this Form and is executed from time to time between the Company and an employee (the “Employee”) receiving an award of shares subject to restrictions as contemplated in the Plan (“Restricted Stock”).
In consideration of the mutual covenants and benefits contained herein and in each Agreement, the following terms are included and incorporated in such Agreement:
1. Grant of Shares. The award of a number of shares (the “Shares”) of Restricted Stock specified in the Agreement is in all respects made subject to the terms and conditions of the Plan, a copy of which has been made available to the Employee. By signing and returning the Agreement, the Employee agrees to all of the terms and conditions of the Plan, and to the Restrictions specified below, for himself or herself, any designated beneficiary and his or her heirs, executors, administrators or personal representatives. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Terms of Restricted Stock or the Agreement, the Plan shall control.
As soon as practicable following execution of the Agreement, the Shares shall be issued in the Employee’s name on the books of the Company, subject to the restrictions described herein and in the Agreement. Upon issuance, the Employee shall have all rights of a stockholder with respect to the Shares, including the right to vote and, subject to Section 10 of this Agreement, to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that the Shares (and any securities of the Company which may be issued with respect to the Shares by virtue of any dividend reinvestment, stock split, combination, stock dividend or recapitalization, which securities shall be deemed to be “Shares” hereunder) shall be subject to the terms and all of the restrictions set forth here and in the Agreement.
2. Restriction. The Restriction provides for the forfeiture of the Shares upon certain terminations of employment as specified in Section 5 below.
3. Lapse of Restriction by Passage of Time. The Restriction shall, with respect to the specified number of the Shares, lapse and have no further force or effect on and after each of the dates specified as a “Vesting Date” in the Agreement.
4. Lapse of Restriction by Death or Disability. The Restriction shall lapse, and shall have no further force or effect, upon the Employee’s death or disability (as defined in the Plan). The Employee may provide to the Company a written designation in an approved form naming a person or persons who shall receive the Shares in the event of his or her death. If there is no such designation in effect at the time of the Employee’s death, the Shares shall be become an asset of his or her estate.
5. Forfeiture of Shares. Except as may otherwise hereafter be determined by the Committee, in the event of termination of the Employee’s employment with the Company due to voluntary resignation or involuntary discharge prior to lapse of the Restriction under Section 3 or 4 with respect to all or a portion of the Shares, or in the event the Employee provides services to a competitor of the Company or any Subsidiary of the nature described in Section 9.2 of the Plan prior to such lapse (whether or not known to the Company at that time), the Employee shall immediately forfeit all right, title and interest to the affected Shares, regardless of whether unrestricted ownership shall have theretofore been recorded or evidenced by the delivery of unrestricted certificates, and such Shares shall be cancelled or transferred to the Company by the Employee, without consideration to the Employee or his or her executor, administrator, personal representative or heirs.
6. Endorsement and Retention of Certificates. Any certificates representing the Shares shall be endorsed on the reverse thereof with the following legend:
“The shares of stock represented by this certificate and the sale, transfer or other disposition of such shares are restricted by and subject to a Restricted Stock Agreement, between the registered holder and the Company, a copy of which is on file with the Secretary of the Company.”
The Shares, whether in certificated or uncertificated form, shall be held by the Company until the restrictions thereon shall have lapsed, and shall be subject to the Employee’s stock power granted to the Company by his or her execution of the Agreement.
Upon lapse of the Restriction pursuant to Section 3 or 4 of this Agreement without a prior forfeiture of the Shares, a certificate or certificates for an appropriate number of unrestricted Shares shall be delivered to the Employee and any certificate with the legend indicated above shall be cancelled, or at the Company’s election the Shares shall be issued and recorded in uncertificated form free of the Restriction.
7. Withholding Taxes. The Employee authorizes the Company to withhold, at the time of lapse of the Restriction on the Shares pursuant to Section 3 or 4 above, or at such earlier date as the award of the Shares shall become taxable to the Employee, from compensation otherwise owing to the Employee, an amount equal to any taxes required to be withheld by federal, state or local law with respect to income resulting from such lapse or other taxable event. In the event the compensation otherwise due to the Employee at that time is for any reason insufficient to provide for such payment, the Employee agrees that, as a condition to the issuance of Shares in a form free of the Restriction, he or she will deliver to the Company a cashier’s check, or personal check satisfactory to the Company, in an amount equal to such withholding taxes or any balance thereof.
Notwithstanding the foregoing, at the Employee’s election the foregoing withholding taxes may be paid by authorizing the Company to withhold and cancel a portion of the Shares otherwise deliverable to the Employee, in that number of shares having a Fair Market Value (as defined in the Plan) on the date that taxable income is recognized equal to the amount of such taxes thereby being paid. Such election shall be made on or before such date, shall be irrevocable, and shall be submitted in writing to the Treasurer of the Company or other person designated by the Company as being responsible for administering awards of Restricted Stock.
8. No Rights to Continued Employment. Nothing herein confers on the Employee any right to continue in the employ of the Company or of any parent or subsidiary of the Company.
9. Succession. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns, and the Employee and his or her executor, administrator, personal representative and heirs.
10. Dividends. Any cash dividends which may become payable on the Shares shall be held by the Company for the account of the Employee until the Restriction lapses. In such event the Company shall pay interest on the amount so held as determined by the Committee, and the accumulated amount of such dividends and interest shall be paid to the Employee upon the lapse of the Restriction. Any such cash shall be governed by the Restriction, the Restriction with respect to any such cash shall lapse as provided in Sections 3 and 4 of this Agreement, and any such cash shall be forfeited pursuant to Section 5 to the extent that the Shares on which such dividends were paid shall be so forfeited.